SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                    FORM 8-K

                                  CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):  June 6, 2002 (May 28, 2002)




                                   CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

         Maryland                     1-10360                  52-1622022
(State or other jurisdiction        (Commission             (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)





                               11200 Rockville Pike
                           Rockville, Maryland  20852
   (Address of principal executive offices, including zip code, of Registrant)

                                  (301) 816-2300
               (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant

     On June 5, 2002, the Board of Directors of CRIIMI MAE Inc. (the "Company"), upon recommendation of the Board's Audit Committee, selected Ernst & Young LLP as the Company's independent auditors for the Company's consolidated financial statements for the year ending on December 31, 2002. Ernst & Young LLP will commence its engagement as the Company's independent auditors with the review of the Company's consolidated financial statements for the second quarter of 2002.

     During the years ended December 31, 2001 and 2000 and the subsequent interim period through the date of this Form 8-K, neither the Company nor anyone on its behalf consulted Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company reported the selection of Ernst & Young LLP in a press release dated June 5, 2002, which is incorporated by reference herein.


Item 5.  Other Events.

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by CRIIMI MAE Inc. on June 5, 2002 announcing the resignation of Alan M. Jacobs from the Company's Board of Directors. The above referenced press release is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.  The following exhibit is filed with this report:

         Exhibit 99 - Press Release dated June 5, 2002






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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRIIMI MAE Inc.




Dated: June 6, 2002                    /s/William B. Dockser
                                        -------------------------------
                                        William B. Dockser
                                        Chairman of the Board





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                                EXHIBIT INDEX

Exhibit
No.                                         Description
-------------------------------------------------------------------------------

*99      Press Release dated June 5, 2002.


* Filed herewith